UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 22, 2010
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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Federally Chartered Corporation (State or other jurisdiction of incorporation)	000-51404 (Commission File Number)	35-6001443 (IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01	Regulation FD Disclosure

The Federal Home Loan Bank of Indianapolis announced its intention to repurchase up to $250,000,000 par value of excess stock held by shareholders as of September 30, 2010.  Letters to affected shareholders were issued on October 28, 2010.  The Bank also issued a press release concerning the announcement on that date.  The stock purchase will occur on November 18, 2010, provided that such repurchase meets all of the terms and conditions of the Bank’s Capital Plan as of the date of the repurchase.

Item 9.01.	Financial Statements and Exhibits

Press Release, dated October 28, 2010, issued by the Federal Home Loan Bank of Indianapolis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 28, 2010

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/MILTON J. MILLER II
Milton J. Miller II
President – Chief Executive Officer

By:	/s/K. LOWELL SHORT, JR.
K. Lowell Short, Jr.
Senior Vice President – Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Federal Home Loan Bank of Indianapolis, dated October 28, 2010